November 2, 2020

Earnings Presentation

Q3 2020

cardlytics

Disclaimer

This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. ("Cardlytics," "we," "us," or "our) including our financial guidance for the three months and year ending December 31, 2020, , the anticipated impact of our key priorities on driving growth, growth in FI MAUs, expectations regarding adding additional marketers and marketer spend in 2020, the timing and evolution of our platform to provide self-service, the impact of COVID-19 on our business and the economy as a whole, the impact of our rise, retain, and return strategy and the sufficiency of our capital structure, are forward looking statements. The words "anticipate," believe," "continue," "estimate," "expect," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to return to and sustain our revenue and billings growth; the timing of the phased launch of Cardlytics Direct by U.S. Bank; risks related to our substantial dependence on our Cardlytics Direct product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association ("Chase"), Bank of America, National Association ("Bank of America") and a limited number of other financial institution ("FI") partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new FI partners and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing FIs and retailers, and develop and launch new services and features; and other risks detailed in the "Risk Factors" section of our Form 10-K filed with the Securities and Exchange Commission on March 3, 2020 and in subsequent periodic reports that we file with the Securities and Exchange Commission, including our Form 10-Q for the quarter ended September 30, 2020. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law.

In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted FI Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net (loss) income and non-GAAP net (loss) income per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted FI Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net (loss) income and non-GAAP net (loss) income per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

We power a native ad platform in banks' digital channels.


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Legal information

COVID-19 Continuity Plan

We are committed to helping our partners weather this pandemic and come out ahead on the other side. Our clients' profitable success is the lifeblood of what we do, and we're very proud to provide a connection between advertisers, banks and their mutual customers in these uncertain times.

Priorities	• Protect the health and well-being of our employees and our communities • Continue to invest in our people and our platform innovation priorities • Help marketing clients with valuable insights and flexible campaigns • Keep our technology and operations running smoothly • Deliver relationship and technical support to our bank partners
Operational Continuity	• Global COVID-19 task force to address ongoing employee safety, operations, and communications • Employees productively and securely working from home since March 13th • Proactive system maintenance and stress testing • Our excellent capitalization enables financial flexibility, focusing on investment discipline
Marketing Client Support	• Creation of COVID-19 Analytics Dashboard to help clients understand shifts in consumer spend • Modified offers to support clients' updated business operations (e.g., online and delivery) • Campaign targeting adjustments to increase focus on active category spenders • Rise, Retain, Return strategy – acquire customers for clients experiencing a **rise** in spend; **retain** customers for those who have significantly grown their base; and help those negatively impacted **return** as quickly as possible

Cardlytics provides a scaled solution based on purchase intelligence

›161M
FI Monthly Active Users(1)

›$3T
in Annual Spend(2)

1 IN 2
U.S. Purchase Transactions(2)

Distinctive Benefits for Marketers

- Reach valuable banked customers
- Operate in a brand-safe, privacy-protected, trusted digital channel
- Market to the most valuable customers based on their actual spending
- Drive in-store and online traffic
- Closed-loop solution measures marketing results to the penny

(1) FI monthly active users ("FI MAUs") during the three months ended September 30, 2020. Please see appendix for definitions.
(2) Based on aggregated data of our current FI partners from the April 2019 Nielson Report.

Q3 2020 U.S. Engagement Metrics

Establishing baseline engagement metrics post-Wells Fargo launch. Note that bank launches, COVID-19, new logos and verticals all impact these metrics and there may be variation in future quarters before stabilization.

Offer Activation Rates by Industry



2.81%
2.15%
3.75%
3.09%
6.19%
2.88%
2.15%
3.23%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

Campaign Spend Ratios by Industry



0.54%
0.13%
0.53%
0.21%
2.87%
0.84%
0.83%
2.00%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

Monthly log-in days[(1)] show that FI MAUs are logging in 10.99 days per month.

Offer activation rates[(1)] show higher rates for small ticket, volume heavy offers versus large ticket and subscription offers.

Campaign spend ratios[(1)] show Cardlytics currently targets a small proportion of total FI MAU spend.

- As budgets increase and more advertisers come onto the platform, more spend from FI MAUs can be targeted with offers.
- There remains considerable room to target larger audiences in light of existing FI MAU engagement levels.

(1) Please see appendix for definitions.

Despite the challenging environment, we remain focused on our strategic initiatives

Drive Long-term Revenue Growth

- Continued FI MAU expansion both organically and through new bank partnerships.
- Materially expand budgets with existing advertisers while penetrating new advertisers and verticals.

Demonstrate Operating Leverage

- Realize the value of technology, infrastructure, and personnel investments to support >200M FI MAUs.

Evolve the Platform

- Continue adding capabilities with more exposure, enhanced content and more touchpoints.
- Further simplify the Cardlytics buying process, unlocking new growth opportunities through reduced friction via automation.

Financial Information & Operating Metrics

Q3 2020 year-over-year results


($ in millions)
Revenue
Adj. Contribution(1)(2)
Billings(1)
$48.8
$32.7
$14.2
Q1 18
$51.4
$35.6
$16.2
Q2 18
$48.6
$34.6
$17.0
Q3 18
$70.2
$47.8
$22.1
Q4 18
$58.6
$36.0
$17.6
Q1 19
$73.8
$48.7
$21.8
Q2 19
$82.8
$56.4
$24.7
Q3 19
$100.9
$69.3
$31.0
Q4 19
$67.8
$45.5
$20.4
Q1 20
$39.5
$28.2
$12.4
Q2 20
$62.1
$46.1
$19.7
Q3 20

Q3 Billings (25.0%) y/y

Q3 Revenue (18.3%) y/y

Q3 Adj. Contribution (20.2%) y/y

(1) Adjusted contribution and billings are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as the definitions of these non-GAAP measures.

(2) Adjusted contribution includes the impact of a $0.8 million gain during the third quarter of 2018 related to the renewal of our agreement with an FI partner, which contains certain amendments that are retroactively applied as of January 1, 2018.

Billings and Adjusted Contribution best reflect performance



Billings
Total in aggregate paid by marketers

Consumer Incentive
Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome

Enhanced Consumer Incentive
Additional Consumer Incentives funded by FI partners

GAAP Revenue
Recognized as Revenue; to be split between CDLX & our FI partners.

FI Share
Portion of Revenue shared with FI partners

Adjusted Contribution
Amount retained by CDLX; net of FI Share

Q3 2020 Results


BILLINGS
REVENUE
ADJ. CONTRIBUTION
Consumer Incentives
Adjusted FI Share
Adjusted Contribution
$26,373
$31,681
$24,738
(25.0%)
(18.3%)
(20.2%)
$16,014
$26,330
$19,749
Q3 2019
Q3 2020

(Amounts in thousands)

	Three Months Ended September 30		Change	
	2019	2020	$	%
Billings[1]	$82,792	$62,093	($20,699)	(25.0%)
Consumer Incentives	26,373	16,014	(10,359)	(39.3)
Revenue	$56,419	$46,079	($10,340)	(18.3)
Adjusted FI Share and other third-party costs[1]	31,681	26,330	(5,351)	(16.9)
Adjusted contribution[1]	$24,738	$19,749	($4,989)	(20.2%)
Delivery costs	3,070	3,498	428	13.4
Amortization and impairment of deferred FI implementation costs[2]	789	1,641	852	108.0
Gross Profit	$20,879	$14,610	($6,269)	(30.0%)

(1) Billings, adjusted FI share and other third-party costs and adjusted contribution are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings" and "Reconciliation of GAAP FI Share and Other Third-Party Costs to Adjusted FI Share and Other Third-Party Costs" and "Reconciliation of GAAP Gross Profit to Adjusted Contribution." Please see appendix for definitions.

(2) Amortization and impairment of deferred FI implementation costs for the three months ended September 30, 2020 includes the impact of a $0.7 million write off related to certain user interface enhancements.

Significant FI MAU increase precedes opportunity for expected Billings growth and future ARPU expansion


(FI MAUs in millions)
FI MAUs(1)
ARPU(1)
$0.55
$0.60
$0.58
$0.57
$0.33
$0.40
$0.44
$0.52
$0.32
$0.18
$0.29
58.7
58.8
59.3
83.2
108.5
120.1
128.3
133.4
140.8
157.2
161.6
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20

(1) Please see appendix for definitions.

Appendix

Appendix

Q3 2020 Results *(unaudited)*

(Amounts in thousands, except ARPU and per share amounts)

	Three Months Ended September 30,		Change		Nine Months Ended September 30,		Change	
	2020	2019	AMT	%	2020	2019	AMT	%
Revenue	$46,079	$56,419	($10,340)	(18.3%)	$119,810	$141,137	($21,327)	(15.1%)
Billings[1]	62,093	82,792	(20,699)	(25.0)	169,390	215,118	(45,728)	(21.3)
Gross Profit	14,610	20,879	(6,269)	(29.9)	38,487	52,357	(13,870)	(26.5)
Adjusted contribution[1]	19,749	24,738	(4,989)	(20.2)	52,530	64,216	(11,686)	(18.2)
Net loss attributable to common stockholders	(15,356)	(7,747)	(7,609)	96.1	(48,645)	(20,571)	(28,074)	NM
Net loss per share (EPS)	($0.56)	($0.33)	($0.23)	69.7%	($1.80)	($0.90)	($0.90)	100.7%
Adjusted EBITDA[1]	(596)	2,967	(3,563)	NM	(12,273)	(838)	(11,435)	13.6
Adjusted EBITDA margin[1][2]	(1.3%)	5.3%	(6.6%)		(10.2%)	(0.6%)	(9.6%)	
Non-GAAP net (loss) income[1]	(4,453)	793	(5,246)	NM	(21,730)	(7,052)	(14,678)	NM
Non-GAAP net (loss) income per share[1]	($0.16)	$0.03	($0.19)	NM	($0.80)	($0.31)	($0.49)	NM
FI MAUs (in millions)	161,570	128,315	33,255	25.9	153,190	118,969	34,220	28.8
ARPU	$0.29	$0.44	($0.15)	(34.0%)	$0.78	$1.19	($0.41)	(34.3%)

(1) Billings, adjusted contribution, adjusted EBITDA, non-GAAP net (loss) income and non-GAAP net (loss) income per share are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as definitions of these non-GAAP terms.
(2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue.

Appendix

Guidance

	Q4 2020 Guidance	FY 2020 Guidance
Billings[(1)]	$79.0 - $89.0	$248.4 - $258.4
Revenue	$55.0 - $62.0	$174.8 - $181.8

(1) A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."

Appendix

Reconcilation of GAAP Revenue to Billings *(unaudited)*

(Amounts in thousands)

	Three Months Ended										
	Mar 31, 2018	Jun 30, 2018	Sept 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020
Revenue	$32,713	$35,570	$34,582	$47,819	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079
Plus:											
Consumer Incentives	16,049	15,848	14,002	22,397	22,562	25,046	26,373	31,642	22,267	11,299	16,014
Billings	$48,762	$51,418	$48,584	$70,216	$58,550	$73,776	$82,792	$100,935	$67,776	$39,521	$62,093

Appendix

Reconciliation of GAAP Gross Profit to Adjusted Contribution *(unaudited)*

(Amounts in thousands)

	Three Months Ended										
	Mar 31, 2018	Jun 30, 2018	Sept 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020
Revenue	$32,713	$35,570	$34,582	$47,819	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222	$46,079
Minus:											
FI Share and other third-party costs[1]	21,420	19,747	17,982	26,222	19,004	27,620	32,470	38,986	26,138	16,811	27,971
Delivery costs[2]	1,943	2,559	3,007	3,123	3,246	3,370	3,070	3,207	3,406	3,499	3,498
Gross Profit[1]	$9,350	$13,264	$13,593	$18,474	$13,738	$17,740	$20,879	$27,100	$15,965	$7,912	$14,610
Plus:											
Delivery costs[2]	1,943	2,559	3,007	3,123	3,246	3,370	3,070	3,207	3,406	3,499	3,498
Non-cash equity expense included in FI Share	2,519	-	-	-	-	-	-	-	-	-	-
Amortization and impairment of deferred FI implementation costs	412	346	378	482	653	731	789	696	1,008	991	1,641
Adjusted contribution[1]	$14,224	$16,169	$16,978	$22,079	$17,637	$21,841	$24,738	$31,003	$20,379	$12,402	$19,749

(1) FI Share and other third-party costs, gross profit and adjusted contribution include the impact of a $0.8 million gain during the third quarter of 2018 related to the renewal of our agreement with an FI partner, which contains certain amendments that are retroactively applied as of January 1, 2018.

(2) Delivery costs include stock-based compensation expense of (in thousands):

	Three Months Ended										
	Mar 31, 2018	Jun 30, 2018	Sept 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020
Delivery-costs: Stock-based compensation expense	$85	$183	$203	$162	$164	$199	$176	$172	$175	$357	$365

Appendix

Reconciliation of GAAP FI Share and Other Third-Party Costs to Adjusted FI Share and Other Third-Party Costs *(unaudited)*

(Amounts in thousands)

	Three Months Ended										
	Mar 31, 2018	Jun 30, 2018	Sept 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020
FI Share and other third-party costs[1]	$21,420	$19,747	$17,982	$26,222	$19,004	$27,620	$32,470	$38,986	$26,138	$16,811	$27,971
Minus:											
Non-cash equity expense included in FI Share	2,519	-	-	-	-	-	-	-	-	-	-
Amortization and impairment of deferred FI implementation costs[2]	412	346	378	482	653	731	789	696	1,008	991	1,641
Adjusted FI Share and other third-party costs[1]	$18,489	$19,401	$17,604	$25,740	$18,351	$26,889	$31,681	$38,290	$25,130	$15,820	$26,330

(1) FI Share and othe third-party costs and Adjusted FI Share and other third-party costs includes the impact of a $0.8 million gain during the third quarter of 2018 related to the renewal of our agreement with an FI partner, which contains certain amendments that are retroactively applied as of January 1, 2018.

(2) Amortization and impairment of deferred FI implementation costs for the three months ended September 30, 2020 includes the impact of a $0.7 million write off related to certain user interface enhancements.

Appendix

Reconcilation of GAAP Net (Loss) Income to Adjusted EBITDA *(unaudited)*

(Amounts in thousands)

	Three Months Ended										
	Mar 31, 2018	Jun 30, 2018	Sept 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sept 30, 2020
Net (loss) income[1]	($20,055)	($13,053)	($8,368)	($11,566)	($6,314)	($6,510)	($7,747)	$3,427	($13,531)	($19,758)	($15,356)
Plus:											
Income tax benefit	-	-	-	-	-	-	-	-	-	-	-
Interest expense (income), net	1,749	992	254	269	304	338	218	(312)	(284)	10	283
Depreciation and amortization expense	910	784	777	811	961	1,053	1,167	1,354	2,331	1,545	1,933
Stock-based compensation expense	2,900	8,345	5,723	9,822	1,708	3,072	7,486	3,585	4,126	9,108	11,578
Foreign currency (gain) loss	(683)	1,109	256	490	(491)	667	903	(1,859)	1,886	8	(1,066)
Amortization and impairment of deferred FI implementation costs	412	346	378	482	653	731	789	696	1,008	991	1,641
Costs associated with financing events	-	-	118	-	-	-	123	-	-	-	-
Loss on extinguishment of debt	-	924	-	-	-	23	28	-	-	-	-
Change in fair value of warrant liabilities, net	9,172	(1,611)	(801)	-	-	-	-	-	-	-	-
Restructuring costs	-	-	-	-	-	-	-	-	482	403	391
Non-cash equity expense included in FI Share	2,519	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA[1]	($3,076)	($2,164)	($1,663)	$308	($3,179)	($626)	$2,967	$6,891	($3,982)	($7,693)	($596)

(1) Net (loss) income and Adjusted EBITDA include the impact of a $0.8 million gain during the third quarter of 2018 related to the renewal of our agreement with an FI partner, which contains certain amendments that are retroactively applied as of January 1, 2018. Please see appendix for definition of Adjusted EBITDA.

Appendix

Reconciliation of GAAP Net Loss to Non-GAAP Net (Loss) Income and Non-GAAP Net (Loss) Income Per Share *(unaudited)*

(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2019	2020	2019
Net loss	($15,356)	($7,747)	($48,645)	($20,571)
Plus:				
Stock-based compensation expense	11,578	7,486	24,811	12,266
Foreign currency (loss) gain	(1,066)	903	828	1,079
Loss on extinguishment of debt	-	28	-	51
Restructuring costs	391	-	1276	-
Costs associated with financing events	-	123	-	123
Non-GAAP net (loss) income	($4,453)	$793	($21,730)	($7,052)
Weighted-average number of shares of common stock used in computing non-GAAP net gain (loss) per share:				
GAAP weighted-average common shares outstanding, diluted	27,343	23,561	27,048	22,936
Non-GAAP net (loss) income per share attributable to common stockholders, diluted	($0.16)	$0.03	($0.80)	($0.31)

Appendix

Reconcilation of Forecasted GAAP Revenue to Billings *(unaudited)*

(Amounts in millions)

	Q4 2020 Guidance	FY 2020 Guidance
Revenue	\$55.0 - \$62.0	\$174.8 - \$181.8
Plus:		
Consumer Incentives	\$17.0 - \$34.0	\$66.6 - \$83.6
Billings	\$79.0 - \$89.0	\$248.4 - \$258.4

Appendix

Definitions

Adjusted contribution: We define adjusted contribution as the measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our FI partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our FI Share and other third-party costs exclusive of a non-cash equity expense and amortization and impairment of deferred FI implementation costs, which are non-cash costs. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns.

Adjusted EBITDA: We define adjusted EBITDA as our net loss before income tax benefit; interest expense (income), net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); amortization and impairment of deferred FI implementation costs; costs associated with financing events; loss on extinguishment of debt; change in fair value of warrant liabilities, net; restructuring costs and a non-cash equity expense recognized in FI Share.

ARPU: We define ARPU as the total Cardlytics Direct revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of FI MAUs in the applicable period.

Billings: Billings represents the gross amount billed to marketers for advertising campaigns in order to generate revenue. Billings is reported gross of both Consumer Incentives and FI Share. Our GAAP revenue is recognized net of Consumer Incentives and gross of FI Share.

Campaign spend ratio: We define campaign spend ratio as the amount of spend from FI MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from FI MAUs in the industries in which FI MAUs were targeted with offers during the applicable period.

FI MAUs: We define FI monthly active users ("FI MAUs") as targetable customers or accounts of our FI partners that logged in and visited the online or mobile banking applications of, or opened an email containing our offers from our FI partners during a monthly period. We then calculate a average of these FI MAUs for the periods presented.

Monthly log-in days: We define monthly log-in days as the average number of days in which FI MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our FI partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented.

Non-GAAP net (loss) income: We define non-GAAP net (loss) income as our net loss income before stock-based compensation expense; foreign currency (loss) gain; restructuring costs; and costs associated with financing events. Notably, any impacts related to minimum FI Share commitments in connection with agreements with certain FI partners are not added back to net loss in order to calculate adjusted EBITDA.

Non-GAAP net (loss) income per share: We define non-GAAP net (loss) income per share as non-GAAP net (loss) income divided by GAAP weighted-average common shares outstanding, diluted.

Offer activation rate: We define offer activation rate as the total number of offers activated by FI MAUs divided by the total number of offers served to FI MAUs in the applicable period.

Appendix

Industry Definitions

Industry	Segment Families
E-Comm	E-Commerce
Entertainment	Amusement Parks, Cinema/ Video, Concerts/ Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/ Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers
Grocery	Convenience, Grocery
Other	Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa
Restaurant	Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares
Retail	Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods
Subscription	Bundled, Insurance/Real Estate, Internet, Phone, Professional Services, Television
Travel	Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies
Exclusions	Antique/Pawn, Charitable and Social Service Organizations, Courier/Freight/Storage, Gambling, Government, Lifestyle/ Social, Medical Services, Other Educational, Schools

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